UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2007
Volterra Semiconductor Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50857	94-3251865
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)
3839 Spinnaker Court, Fremont, CA 94538-6437
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (510) 743-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On June 5, 2007, Volterra Semiconductor Corporation issued a press release updating financial guidance for the second quarter of fiscal 2007 and announcing a conference call to respond to questions related to the release. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any such filing under the Security Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibit	Description of Exhibit
Number
99.1	Press release, dated June 5, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation
Date: June 5, 2007	By:	/s/ Greg Hildebrand
Greg Hildebrand
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
Number
99.1	Press Release dated June 5, 2007